Income and loss per share	12 Months Ended
Mar. 31, 2021
Earnings per share [Abstract]
Income and loss per share [Text Block]

20. Income and loss per share

Income (loss) per common share represents net income (loss) for the year divided by the weighted average number of common shares outstanding during the year.

Diluted income (loss) per share is calculated by dividing the applicable net income (loss) by the sum of the weighted average number of common shares outstanding and all additional common shares that would have been outstanding if potentially dilutive common shares had been issued during the year.

	Year ended	Year ended
	March 31, 2021	March 31, 2020
Basic weighted average number of common shares outstanding	347,059,039	326,895,000
Effect of dilutive stock options and warrants	13,259,446	-
Effect of convertible loan	6,128,917	-
Diluted weighted average common shares outstanding	366,447,402	326,895,000